UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Genta Incorporated
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GENTA INCORPORATED
Two Connell Drive
Berkeley Heights, NJ 07922
908-286-9800

April 29, 2005

Dear Stockholder:

     You are cordially invited to attend the 2005 annual meeting of stockholders of Genta Incorporated on Thursday, June 23, 2005 at 11:00 a.m., local time, at the Hotel Westminster, 550 West Mount Pleasant Avenue, Livingston, New Jersey.

     The accompanying notice of annual meeting of stockholders outlines the matters to be brought before the meeting, and the accompanying proxy statement discusses these matters in greater detail. The notice and the proxy statement have been made a part of this invitation.

     Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you have any questions or need assistance in completing the proxy card, please contact, Stephen E. Cook, our Corporate Controller, at the number above.

     We are providing a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 with this proxy statement. We are mailing this proxy statement and a form of proxy on or about May 16, 2005.

     Our Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

/s/ RAYMOND P. WARRELL

Raymond P. Warrell, Jr., M.D. Chairman and Chief Executive Officer

GENTA INCORPORATED
Two Connell Drive
Berkeley Heights, NJ 07922
908-286-9800

Notice of Annual Meeting of Stockholders

     The 2005 annual meeting of stockholders of Genta Incorporated will be held on Thursday, June 23, 2005 at 11:00 a.m., local time, at the Hotel Westminster, 550 West Mount Pleasant Avenue, Livingston, New Jersey, for the following purposes:

  To elect directors.
  To approve an amendment to our Non-Employee Directors’ 1998 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under the plan.
  To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2005.
  To transact such other business as may properly come before the meeting.

     All stockholders are cordially invited to attend the meeting. Attendance at the meeting is limited to stockholders and one guest. Only stockholders of record at the close of business on April 29, 2005, the record date, are entitled to notice of and to vote at the meeting.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

By order of the Board of Directors,

/s/ WILLIAM P. KEANE

William P. Keane Senior Vice President, Chief Financial Officer and Corporate Secretary

April 29, 2005

GENTA INCORPORATED
Two Connell Drive
Berkeley Heights, NJ 07922
908-286-9800

PROXY STATEMENT

     This proxy statement contains information related to the 2005 annual meeting of stockholders of Genta Incorporated to be held on Thursday, June 23, 2005, at 11:00 a.m., local time, at the Hotel Westminster, 550 West Mount Pleasant Avenue, Livingston, New Jersey, and at any postponements or adjournments thereof. This proxy statement and the enclosed proxy card are being mailed to our stockholders on or about May 16, 2005.

VOTING AT THE ANNUAL MEETING

Who Can Vote

     Only stockholders of record at the close of business on April 29, 2005, the record date, are entitled to notice of and to vote at the annual meeting, and at any postponements or adjournments thereof. As of March 31, 2005, 95,358,215 shares of our Common Stock, par value $.001 per share, were issued and outstanding, and less than 10,000 shares of our convertible Series A Preferred Stock, par value $.001 per share, were outstanding. Holders of our Common Stock are entitled to vote for the election of our directors, as well as one vote per share for each other proposal presented at the annual meeting. Holders of our Series A Preferred Stock are not entitled to vote at the meeting.

How to Vote; How Proxies Work

     The Board of Directors is asking for your proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy as you can always change your vote at the meeting. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our capital stock. Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews and other methods of communication. In addition, we have retained Mellon Investor Services to act as our proxy solicitor in conjunction with the meeting. We have agreed to pay that firm $8,000, plus reasonable out of pocket expenses, for proxy solicitation services.

     At the annual meeting, and at any postponements and adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the annual meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated on a properly executed proxy, the shares will be voted FOR the election of each of the nominees as director and FOR each other proposal described in this proxy statement and the attached notice of annual meeting of stockholders. A stockholder may revoke his or her proxy at any time before it is exercised by written notice to our Corporate Secretary at our address listed on the top of page one of this proxy statement, by delivery of a later-dated signed proxy or by voting in person at the annual meeting.

What Constitutes a Quorum

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining a quorum. Broker non-votes occur when a nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.

What Vote is Required

     Election as a director requires a plurality of the votes cast at the meeting. For election of directors, votes may be cast in favor of or withheld from a nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

     Each other proposal described in this proxy statement and the attached notice of annual meeting of stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For each of these proposals, abstentions may be specified and will have the effect of a negative vote, while broker non-votes will have no effect on the outcome of such proposals.

PROPOSAL ONE

ELECTION OF DIRECTORS

     As of March 31, 2005, the Board consisted of eight directors. At the 2005 annual meeting, directors will be elected to serve a one-year term expiring at the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified.

     The Board has nominated Raymond P. Warrell, Jr., M.D., Jerome E. Groopman, M.D., Betsy McCaughey, Ph.D., Peter T. Tattle, Daniel D. Von Hoff, M.D., Harlan J. Wakoff, Douglas G. Watson and Michael S. Weiss for election as directors to serve until the 2006 annual meeting of stockholders. All nominees are currently members of the Board.

     Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

     Set forth below is certain information with respect to each nominee for director.

Nominees for Election at the Annual Meeting

     Raymond P. Warrell, Jr., M.D., 55, has been our Chief Executive Officer and a member of our Board since December 1999 and our Chairman since January 2001. From December 1999 to May 2003, he was also our President. From 1978 to 1999, Dr. Warrell was associated with the Memorial Sloan-Kettering Cancer Center in New York, where he held tenured positions as Member, Attending Physician, and Associate Physician-in-Chief, and with the Joan and Sanford Weill Medical College of Cornell University, where he was Professor of Medicine. Dr. Warrell also has more than 20 years of development and consulting experience in pharmaceuticals and biotechnology products. He was a co-founder and chairman of the scientific advisory board of PolaRx Biopharmaceuticals, Inc., manufacturers of Trisenox®, a drug for the treatment of acute promyelocytic leukemia, which was acquired by Cell Therapeutics, Inc. in January 2000. Dr. Warrell holds or has filed numerous patents and patent applications for biomedical therapeutic or diagnostic agents. He has published more than 100 peer-reviewed papers and more than 240 book chapters and abstracts, most of which are focused upon drug development in tumor-related diseases. Dr. Warrell is a member of the American Society of Clinical Investigation, the American Society of Hematology, the American Association for Cancer Research and the American Society of Clinical Oncology. Among many awards, he has received the U.S. Public Health Service Award for Exceptional Achievement in Orphan Drug Development from the FDA. Dr. Warrell is married to Dr. Loretta M. Itri, President, Pharmaceutical Development and Chief Medical Officer of Genta.

     Jerome E. Groopman, M.D., 53, has been a member of our Board since November 2002. Dr. Groopman, who is Professor of Medicine and Chief of Experimental Medicine at the Beth Israel Deaconess Medical Center in Boston, also holds the Dina and Raphael Recanati Chair of Medicine at Harvard Medical School. Dr. Groopman has an extensive record of achievement in basic and clinical research related to cancer, hematology and HIV infection. He has served on the Advisory Council to the National Heart, Lung and Blood Institute for AIDS-related diseases. He was Chairman of the Advisory Committee to the FDA for Biological Response Modifiers. In 2000, Dr. Groopman was elected to the Institute of Medicine of the National Academy of Sciences. Dr. Groopman also serves on many scientific editorial boards and has authored and published more than 150 scientific articles. He has written three books relating to the devastating personal impact of disease in people afflicted with AIDS and cancer entitled, “The Measure of Our Days”, “Second Opinions” and “The Anatomy of Hope.” Among other periodicals, he is a frequent contributor to The New Yorker magazine, where he is staff writer on medicine and biology.

     Betsy McCaughey, Ph.D., 56, has been a member of our Board since June 2001. Dr. McCaughey is a nationally recognized expert on health care. Dr. McCaughey has had a distinguished academic career as a faculty member at Columbia University and as John M. Olin Fellow at the Manhattan Institute. In the mid 1990s, she received broad recognition for her analysis of the Clinton health care plan. In 1994, she was elected Lieutenant Governor of New York and was a candidate for Governor in 1998. As Lieutenant Governor, she drafted legislation dealing with Medicaid reform, clinical trials access, hospital financing and insurance reform. She is currently an Adjunct Senior Fellow at the Hudson Institute and is a frequent commentator on the future of the health care industry. She is also the founder and chairman of the Committee to Reduce Infection Deaths. Dr. McCaughey has authored numerous articles on health insurance, medical innovation, government regulation and public policy, which have appeared in publications such as The Wall Street Journal, New Republic, The New York Times, and U.S. News and World Report.

     Peter T. Tattle, 63, has been a member of our Board since December 2003. Mr. Tattle retired in 2001 after a 36-year career at Johnson & Johnson. Mr. Tattle’s early tenure at Johnson & Johnson spanned positions of increasing responsibility in sales, marketing and product management in Canada, the US and the United Kingdom. In 1987, Mr. Tattle was appointed International Vice President to lead the Cilag Pharmaceutical companies in Europe, and in 1989 was named President of that organization with worldwide responsibility. From 1991 until his retirement, Mr. Tattle served as Company Group Chairman in Johnson & Johnson’s Pharmaceuticals Group. Mr. Tattle currently serves on the boards of Xanthus Life Sciences Inc., DFB Pharmaceuticals, Catalina Marketing Corporation, and The Cancer Institute of New Jersey.

     Daniel D. Von Hoff, M.D., F.A.C.P., 58, has been a member of our Board since January 2000. He also serves as Executive Vice President of the Translational Genomics Research Institute (TGen), Phoenix, Arizona and Director of TGen’s Translational Drug Development Division. Dr. Von Hoff is also Chief Scientific Officer for U.S. Oncology. From 1985 through 1999, he was a professor at the University of Texas Health Science Center at San Antonio. In 1999 he became Professor of Medicine, Pathology and Molecular Biology and Director of the Arizona Cancer Center, University of Arizona. He recently stepped down from that position to join TGen to translate new discoveries from the research bench into the clinic. Dr. Von Hoff has published more than 513 papers, 127 book chapters and more than 854 abstracts. Dr. Von Hoff is the former President of the American Association for Cancer Research, a Fellow of the American College of Physicians and a member and past board member of the American Society of Clinical Oncology. He was a founder and board member of ILEX™ Oncology, Inc., which has recently been acquired by Genzyme, Inc. Dr. Von Hoff has also served as a consultant to a number of biopharmaceutical companies engaged in oncology drug development. He is founder and the Editor Emeritus of Investigational New Drugs – The Journal of New Anticancer Agents and Editor of Molecular Cancer Therapeutics. He has played a significant role in the development of several anticancer agents, e.g., gemcitabine, CPT-11, docetaxel and many others now used routinely in the practice of oncology.

     Harlan J. Wakoff, 38, has been a member of our Board since September 1997. Mr. Wakoff is a Managing Director in the Mergers & Acquisitions Group at J.P. Morgan Securities Inc. From 1996 to 1999 Mr. Wakoff was a Vice President of the Media and Entertainment Investment Banking Group at ING Baring Furman Selz LLC. He was previously affiliated with the investment banking groups at NatWest Markets from January 1995 to June 1996 and Kidder Peabody & Co. from August 1993 to January 1995.

     Douglas G. Watson, 60, has been a member of our Board since April 2002 and was appointed Vice Chairman of our Board and Lead Director in March 2005. Mr. Watson is the founder and Chief Executive Officer of Pittencrieff Glen Associates, a leadership and management, consulting firm. Prior to taking early retirement in 1999, Mr. Watson spent 33 years with Geigy/Ciba-Geigy/Novartis, during which time he held a variety of positions in the United Kingdom, Switzerland and the United States. From 1986 to 1996, he was President of Ciba U.S. Pharmaceuticals Division, and in 1996 he was appointed President & Chief Executive Officer of Ciba-Geigy Corporation. During this ten-year period, Mr. Watson was an active member of the Pharmaceutical Research & Manufacturers Association board in Washington, DC. Mr. Watson became President & Chief Executive Officer of Novartis Corporation in 1997 when the merger of Ciba-Geigy & Sandoz was approved by the Federal Trade Commission. Mr. Watson is currently Chairman of OraSure Technologies Inc. He also serves on the boards of Engelhard Corporation, Dendreon Corporation, BioElectonics Inc., Innovative Drug Delivery Systems Inc. and InforMedix, Inc., as well as a number of privately held biotechnology companies.

     Michael S. Weiss, 39, has been a member of our Board since May 1997. Mr. Weiss is Chairman and Chief Executive Officer of Keryx Biopharmaceuticals, a drug development company focused on therapies for cancer and diabetes. Prior to joining Keryx, from March 1999 to December 2002, Mr. Weiss served first as Chief Executive Officer and Chairman and then as the Executive Chairman of ACCESS Oncology, Inc., a private biotechnology company dedicated to the in-licensing and development of clinical stage oncology drugs. Previously, Mr. Weiss was Senior Managing Director of Paramount Capital, Inc., a NASD registered broker-dealer. Prior to that, Mr. Weiss was an attorney at Cravath, Swaine & Moore.

     The Board unanimously recommends that you vote “FOR” the election of each nominee as director.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO OUR NON-EMPLOYEE DIRECTORS' 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN

     On March 24, 2005, the Board of Directors adopted, subject to stockholder approval at the annual meeting, an amendment to the Company's Non-Employee Directors' 1998 Stock Option Plan that would increase the total number of shares of Common Stock authorized for issuance under the plan from 3,300,000 shares to 3,800,000 shares, an increase of 500,000 shares. The Board of Directors has directed that the proposal to increase the number of shares of Common Stock authorized for issuance under the plan be submitted to the Company's stockholders for their approval. The Board of Directors is not proposing any changes to the annual grants provided to the Board. The Board of Directors believes that the availability of the additional 500,000 shares under the plan is in the best interests of the Company and its stockholders because the availability of an adequate stock option program is an important factor in attracting and retaining qualified directors, essential to the success of the Company and aligning their long term interests with those of the stockholders. The increase in the number of shares of Common Stock reserved for issuance under the plan will permit the Company to continue the operation of the plan for the benefit of new participants, as well as to allow additional awards to current participants. Stockholder approval of the increase in the number of shares of Common Stock authorized under the plan is necessary to comply with the listing maintenance standards of NASDAQ.

     The major features of the plan are summarized below, which summary is qualified in its entirety by the actual text of the plan. We will furnish without charge a copy of the plan to any stockholder upon request. Such request should be sent to our Corporate Secretary or made by telephone at our address or phone number listed on the top of page one of this proxy statement.

General

     The plan provides for the grant of non-qualified stock options to our non-employee directors. The plan authorizes the issuance of up to 3,300,000 shares of Common Stock, subject to adjustment as described in the plan, which, if the amendment is approved, will be increased to 3,800,000. If any stock option issued under the plan is cancelled or terminated without delivery of the shares of Common Stock, the shares covered by such stock option will again be available for issuance under the plan.

     The plan was approved by the Board on May 28, 1998 and by our stockholders on July 14, 1998. The plan was most recently amended on March 24, 2005 by the Board.

Administration

     Any administrative action required under the plan will be taken by the Board. All determinations of the Board are final, binding and conclusive.

Eligibility for Participation

     Only non-employee directors are eligible to receive grants under the plan. As of March 31, 2005, seven non-employee directors were eligible for grants under the plan.

Stock Option Grants

     Currently, each non-employee director receives a grant under the plan of an option to purchase 24,000 shares of Common Stock upon his or her initial election to the Board, which vests over a three year period. Thereafter, each non-employee director receives an annual grant under the plan of an option to purchase 20,000 shares of Common Stock at the first meeting of the Board that he or she attends in person, or participates in, subject to the approval of the Chairman of the Board, fully exercisable on the date of the grant. In addition, the Lead Director and each non-employee Chairperson of a Committee of the Board are granted an option to purchase 5,000 shares of Common Stock at the first meeting of the Board held subsequent to the annual meeting of stockholders. These options are immediately exercisable on the date of the grant.

     Each option granted to a non-employee director under the plan will have an exercise price equal to the fair market value of the Common Stock on the date of the grant and a term of ten years from the date of the grant.

     If a non-employee director's service on the Board terminates for any reason other than death or disability, options granted under the plan will be exercisable for six months after termination to the extent they were exercisable at the time of termination, but not after the expiration date of the option. If a director dies or becomes disabled while serving on the Board or during the aforementioned post-service exercise period, the options granted under the plan will, to the extent exercisable immediately prior to death or disability, remain exercisable for one year after the date of death or disability, but not after the expiration date of the option.

Amendment and Termination of the Plan

     The Board may amend the plan at any time, subject to stockholder approval if required to comply with applicable law, rule or regulation. Unless terminated earlier by the Board, the plan will terminate on the date that no more shares are available for issuance under the plan.

Change in Control

     In the event of a change in control, all options granted under the plan will become fully vested and immediately exercisable upon (i) the termination of the non-employee director’s membership on the Board by stockholder action within one year of the change in control, or (ii) the approval by our stockholders of a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets or other similar transactions. In the event of a merger or consolidation of us with or into any other corporation or entity, each outstanding stock option granted under the plan will be assumed by the successor corporation or a parent or subsidiary of the successor corporation or an equivalent option or right will be substituted for the outstanding stock option.

Grants Under the Plan

     As of March 31, 2005, stock options to purchase an aggregate of 2,977,123 shares of Common Stock had been granted under the plan, net of cancellations, of which 1,104,336 were outstanding.

     The following table lists all stock option grants made during 2004 under the plan at an exercise price of $2.39 to $10.08 per share:

Name of Non-Employee Director	Number Of Securities Underlying Options Granted
Jerome E. Groopman, M.D	20,000
Betsy McCaughey, PhD	20,000
Peter T. Tattle	25,000
Daniel D. Von Hoff, M.D	20,000
Harlan J. Wakoff	25,000
Douglas G. Watson	20,000
Michael S. Weiss	30,000

     The last reported sales price of our Common Stock on March 31, 2005 on the NASDAQ stock market was $1.13 per share.

Federal Income Tax Consequences

     The following is a brief description of the U.S. federal income tax consequences generally arising with respect to stock options that may be granted under the plan. This discussion is intended for the information of our stockholders considering how to vote at the 2005 annual meeting and not as tax guidance to individuals who participate in the plan.

     The grant of a nonqualified stock option will create no tax consequences for us or the participant. Upon exercising a nonqualified stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date exercised. We generally will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     A participant's disposition of shares acquired upon the exercise of a nonqualified stock option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares. There will be no tax consequences to us in connection with a disposition of shares acquired under an option.

     The plan amendment is being presented for stockholder approval to satisfy NASDAQ requirements and to qualify certain tax benefits. If it is not approved, it will not be adopted.

     The Board unanimously recommends that you vote “FOR” the approval of the amendment to our Non-Employee Directors’ 1998 Stock Option Plan to increase the number of shares authorized under the plan.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

     The Board has selected the firm of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2005, subject to ratification by our stockholders at the annual meeting. Deloitte & Touche LLP was our independent auditors for the fiscal year ended December 31, 2004.

     Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

     The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2005.

OTHER MATTERS

     The Board does not know of any other matter that may be brought before the annual meeting. However, if any such other matters are properly brought before the meeting, the proxies may use their own judgment to determine how to vote your shares.

MATTERS RELATING TO OUR GOVERNANCE

The Board and its Committees

     The Board currently consists of eight directors. They are Raymond P. Warrell, Jr., M.D., Jerome E. Groopman, M.D., Betsy McCaughey, Ph.D., Peter T. Tattle, Daniel D. Von Hoff, M.D., Harlan J. Wakoff, Douglas G. Watson and Michael S. Weiss. The Board has determined that, except for Dr. Warrell, all of the members of the Board are “independent directors” as defined under NASDAQ rules. Dr. Warrell is not considered independent as he is an executive officer of the Company.

     The Board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. The Board held fourteen meetings during the fiscal year ended December 31, 2004. The Audit Committee held ten meetings, and the Compensation Committee held one meeting.  No formal meetings were held by the Nominating and Corporate Governance Committee, as the independent directors of the Board acted as a whole on nominating and corporate governance matters.  The Executive Committee held five meetings.  In addition, independent directors of the Board held seven executive sessions at which only independent directors were present. Each member of the Board attended no fewer than 75% of the total number of meetings of the Board and the committees of which he or she was a member. Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so. All directors holding office at the time, with the exception of Dr. Groopman and Michael Weiss, attended the 2004 annual meeting of shareholders.

     Audit Committee

     The Audit Committee currently consists of Harlan J. Wakoff, Douglas G. Watson and Jerome E. Groopman, M.D. Mr. Wakoff serves as Chairman of this Committee. Each member of the committee is independent as defined under NASDAQ rules. The Board has also determined that both Mr. Wakoff and Mr. Watson fulfill the Securities and Exchange Commission (“SEC”) criteria as audit committee financial experts. Pursuant to the Audit Committee’s charter adopted by the Board, the purposes of the Audit Committee include reviewing the procedures and results of our external auditing functions, providing a direct communication link to the Board from our external auditing staffs and our Chief Financial Officer, helping assure the quality of our financial reporting and control systems and recommending annually to the Board the firm of independent auditors to examine our financial statements. A copy of this committee’s charter was attached to our proxy statement for the 2003 annual meeting of stockholders as Appendix A.

     Compensation Committee

     The Compensation Committee currently consists of Michael S. Weiss, Daniel D. Von Hoff, M.D. and Douglas G. Watson. Mr. Weiss serves as Chairman of this Committee. Each member of the committee is independent as defined under NASDAQ rules. The primary purpose of the Compensation Committee is to review, on an annual basis or more frequently as it deems appropriate, the performance of our executive officers, review the amount and form of compensation payable to our executive officers and report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee currently consists of Peter T. Tattle, Jerome E. Groopman, M.D. and Betsy McCaughey, Ph.D. Mr. Tattle serves as Chairman of this Committee. Each member of the committee is independent as defined under NASDAQ rules. The purpose of the Nominating and Corporate Governance Committee are to identify and recommend individuals qualified for nomination to serve on our Board and its committees, ensure that the performance of the Board is reviewed, develop and recommend corporate governance principles to the Board and ensure that an appropriate governing structure with respect to the Board and its committees is in place so that the Board can perform a proper review function. A copy of the Nominating and Corporate Governance Committee’s charter is available on our website at www.genta.com.

     In assessing candidates as director nominees, whether recommended by this committee or stockholders, the committee considers the following criteria:

  Members of the Board should be individuals of high integrity and independence, substantial accomplishments, and prior or current association with institutions noted for their excellence.
  Members of the Board should have demonstrated leadership ability, with broad experience, diverse perspectives, and the ability to exercise sound business judgment.
  The background and experience of members of the Board should be in areas important to the operation of the company such as business, education, finance, government, law, medicine or science.
  The composition of the Board should reflect sensitivity to the need for diversity as to gender, ethnic background and experience.

     The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders. In order for a stockholder to make a nomination, the stockholder must comply with the advance notice provision of Section 14 in Article II of our by-laws. The stockholder must provide a written notice along with the additional information required by our by-laws to our Corporate Secretary at our address listed on the top of page one of this proxy statement. Except as set forth below, we must receive such written notice no less than 120 days prior to any meeting of stockholders calling for the election of directors. In the event less than 100 days of notice of the meeting is given to stockholders, we must receive written notice not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed.

     Executive Committee

     The Executive Committee currently consists of Raymond P. Warrell, Jr., M.D., Harlan J. Wakoff, Douglas G. Watson, Peter T. Tattle and Michael S. Weiss. The Executive Committee is empowered to exercise all of the powers and authorities of the Board in management of the business and affairs of the company, except that the Executive Committee does not have the power and authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any provisions of our by-laws.

Compensation of Directors

     Our non-employee directors receive $15,000 per year for their services. In addition, under our Non-Employee Directors’ 1998 Stock Option Plan, non-employee directors currently receive a grant of 24,000 stock options upon their initial election to the Board and thereafter receive an annual grant of 20,000 stock options at the first Board meeting he or she attends in person or participates in each year. Directors receive an additional $1,500 for each Board meeting attended in person or $750 for each Board meeting attended telephonically. Directors attending committee meetings receive $1,000 for each in-person meeting or $750 for each meeting attended telephonically. Directors receive $2,500 per day for Board or committee activities outside of normal activities. The Lead Director and each non-employee Chairperson of a Committee of the Board receive annual cash compensation of $5,000 and a grant of 5,000 stock options at the first Board meeting held subsequent to the annual meeting of stockholders.

Stockholder Communications to the Board

     The Board has provided a process for stockholders to communicate with our directors. Stockholders and other interested parties who wish to communicate with our directors may address their correspondence to the Board, to the non-employee directors or any other group of directors or committee of the Board or to a particular director, in care of our Corporate Secretary at our address listed on the top of page one of this proxy statement.

Certain Relationships and Related Transactions

     A significant source of funds during the last several years has been provided by the Company’s collaboration with Aventis, regarding the development and commercialization of Genasense®. The key financial aspects of the collaborative agreements were the following:

·	Aventis committed to provide up to $476.9 million in initial payments, milestone payments and for the purchase from us of equity and convertible notes.
·	If Genasense® received marketing approval from the FDA, we would have been entitled to royalties on Aventis’ exclusive worldwide net sales of Genasense®.
·	Aventis agreed to pay 75% of the development costs related to any U.S. NDA incurred by either us or Aventis subsequent to the execution of our collaborative agreement, and substantially all other development, marketing, and sales costs incurred worldwide.

·	Aventis agreed to reimburse a portion of our expenses in building our sales force to market in the United States.

     On November 8, 2004 the Company received from Aventis notice of termination of the collaborative agreements between Genta and Aventis. Pursuant to those agreements, Aventis will continue to support the development of Genasense® for a six-month period until May 8, 2005. Aventis beneficially owns 7.0% of our Common Stock as of March 31, 2005.

Code of Ethics

     The Board has adopted a Code of Ethics that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.genta.com.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

     Our executive officers are:

     Raymond P. Warrell, Jr., M.D., 55, has been our Chief Executive Officer and a member of our Board since December 1999 and our Chairman since January 2001. From December 1999 to May 2003, he was our President. From 1978 to 1999, Dr. Warrell was associated with the Memorial Sloan-Kettering Cancer Center in New York, where he held tenured positions as Member, Attending Physician, and Associate Physician-in-Chief, and with the Joan and Sanford Weill Medical College of Cornell University, where he was Professor of Medicine. Dr. Warrell also has more than 20 years of development and consulting experience in pharmaceuticals and biotechnology products. He was a co-founder and chairman of the scientific advisory board of PolaRx Biopharmaceuticals, Inc., manufacturers of Trisenox®, a drug for the treatment of acute promyelocytic leukemia, which was acquired by Cell Therapeutics, Inc. in January 2000. Dr. Warrell holds or has filed numerous patents and patent applications for biomedical therapeutic or diagnostic agents. He has published more than 100 peer-reviewed papers and more than 240 book chapters and abstracts, most of which are focused upon drug development in tumor-related diseases. Dr. Warrell is a member of the American Society of Clinical Investigation, the American Society of Hematology, the American Association for Cancer Research and the American Society of Clinical Oncology. Among many awards, he has received the U.S. Public Health Service Award for Exceptional Achievement in Orphan Drug Development from the FDA. Dr. Warrell is married to Dr. Loretta M. Itri, President, Pharmaceutical Development and Chief Medical Officer of Genta.

     William P. Keane, 50, has been our Vice President and Chief Financial Officer since October 2002 and was appointed our Corporate Secretary in November 2002. In April 2005 he was promoted to Senior Vice President and Chief Financial Officer. Previously, he was Vice President of Sourcing, Strategy, and Operations Effectiveness at Bristol Myers Squibb, Inc. From 2000 to 2001, Mr. Keane served as Chief Financial Officer of Covance Biotechnology Services Inc., and from 1997 to 2000, he was Vice-President of Finance within the Global Manufacturing group at Warner-Lambert/Pfizer. From 1985 to 1997, he held positions of increasing responsibility in Finance and Operations at Ciba-Geigy/Novartis. Mr. Keane currently serves on the board of directors of Salix Pharmaceuticals Ltd.

     Loretta M. Itri, M.D., F.A.C.P., 55, has been our President, Pharmaceutical Development and Chief Medical Officer since March 2003 and was Executive Vice President, Clinical Development and Chief Medical Officer from March 2001 to March 2003. Previously, Dr. Itri was Senior Vice President, Worldwide Clinical Affairs, and Chief Medical Officer at Ortho Biotech Inc., a Johnson & Johnson company, from November 1990 until March 2001. As the senior clinical leader at Ortho Biotech and previously at J&J’s R.W. Johnson Pharmaceutical Research Institute (PRI), she led the clinical teams responsible for new drug application approvals for Procrit®. She had similar leadership responsibilities for the approvals of Leustatin™, Renova™, Topamax™, Levofloxin™, and Ultram™. Prior to joining J&J, Dr. Itri was associated with Hoffmann-La Roche Inc. from June 1982 until November 1990, most recently as Assistant Vice President and Senior Director of Clinical Investigations, where she was responsible for all phases of clinical programs in Immunology, Infectious Diseases, Antivirals, AIDS, Hematology, and Oncology. Under her leadership in the areas of recombinant proteins, cytotoxic drugs and differentiation agents, she compiled the first successful Product License Application (PLA) for an interferon product (Roferon-A™; interferon alfa). Dr. Itri currently serves on the board of directors of Pharmacyclics, Inc. Dr. Itri is married to Dr. Raymond P. Warrell, our Chief Executive Officer and Chairman.

     Bruce A. Williams, 50, has been our Senior Vice President, Sales and Marketing since February 2001. Mr. Williams served most recently as Vice President, Sales and Marketing, at Celgene Corporation from July 1996 until March 2001, where he launched Thalomid®, that company’s first pharmaceutical product. He was previously Executive Director for Marketing at Ortho Biotech, Inc., a Johnson & Johnson company, where he launched Procrit®. Previously, Mr. Williams held sales, marketing, advertising, and licensing/acquisition positions at Lederle, now a division of American Home Products, Inc., and at Organon, Inc. Mr. Williams resigned from Genta Incorporated effective March 18, 2005.

     Stefan C. Grant, M.D., J.D. 47, has been our Corporate Counsel since April 2002 and was appointed Vice President in January 2004. Previously, he was with the intellectual property law firm of Kenyon & Kenyon. He has worked with the pharmaceutical, biotechnical, chemical and medical device industries, and has experience in all aspects of intellectual property law, including the prosecution, licensing and litigation of patents. Prior to joining Kenyon & Kenyon, Dr. Grant, who is a medical oncologist and hematologist, spent eleven years at Memorial Sloan Kettering Cancer Center where he was an attending physician and Assistant Professor of Medicine at Cornell University Medical College. He underwent postgraduate medical training in South Africa, Great Britain and the United States. Dr. Grant received his J.D. from Fordham University and his medical degree from the University of the Witwatersrand Medical School in South Africa. Dr. Grant resigned from Genta Incorporated effective February 11, 2005.

     Summary Compensation Table

     The following table sets forth certain information regarding compensation paid to the following named executive officers during the year ended December 31, 2004: our Chief Executive Officer and the four other most highly paid executive officers.

						Long-Term Compensation Awards
Name and Principal Position	Annual Compensation			Other Annual Compensation		Securities Underlying Options (#)	Other Compensation ($) (1)

	Year	Salary ($)	Bonus ($)

Raymond P. Warrell, Jr., M.D	2004	420,000	160,000	20,736	(2)	75,000	10,250
Chairman and	2003	406,250	200,000	20,867		1,300,000	10,000
Chief Executive Officer	2002	325,000	100,000	16,289		300,000	10,000

William P. Keane	2004	277,907	78,000	3,796	(3)	65,000	10,250
Senior Vice President, Chief	2003	260,000	65,000	1,848		15,000	10,000
Financial Officer and	2002	47,333	–	–		100,000	–
Corporate Secretary

Loretta M. Itri, M.D	2004	430,523	200,000	8,671	(4)	50,000	10,250
President, Pharmaceutical	2003	390,744	107,200	7,877		330,000	10,000
Development and Chief	2002	307,000	79,500	3,464		40,000	10,000
Medical Officer

Bruce A. Williams	2004	223,657	64,000	2,409	(5)	55,000	10,250
Senior Vice President, Sales	2003	213,350	50,800	2,595		20,000	10,000
and Marketing (6)	2002	203,200	39,000	–		35,000	9,500

Stefan Grant, M.D., J.D	2004	225,866	42,300	–		40,000	10,250
Vice President and Corporate	2003	201,400	42,800	–		7,500	10,000
Counsel (7)	2002	128,859	–	–		60,000	4,749

(1)	Represents 401(k) matching contributions made by the Company.
(2)	Includes $6,000 for auto allowance, $4,421 for long-term disability and $10,315 for life insurance premiums.
(3)	Represents long-term disability insurance premiums.
(4)	Includes $6,956 for long-term disability and $1,715 for life insurance premiums.
(5)	Represents life insurance premiums.
(6)	Resigned effective March 18, 2005.
(7)	Resigned effective February 11, 2005.

Stock Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning grants of stock options made during 2004 to the named executive officers.

Name	Number Of Securities Underlying Options Granted		Percent Of Total Options Granted To Employees In Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Grant Date Value ($) (1)
Raymond P. Warrell, Jr., M.D	75,000	(2)	5.2%	10.32	01/04/2014	284,077
William P. Keane	35,000	(2)	2.4%	10.32	01/04/2014	132,569
	30,000	(3)	2.1%	2.50	06/30/2014	45,432
Loretta M. Itri, M.D	50,000	(2)	3.5%	10.32	01/04/2014	189,385
Bruce A. Williams (4)	35,000	(2)	2.4%	10.32	01/04/2014	132,569
	20,000	(3)	1.4%	2.50	06/30/2014	30,288
Stefan Grant, M.D., J.D. (5)	20,000	(2)	1.4%	10.32	01/04/2014	101,005
	20,000	(3)	1.4%	2.50	06/30/2014	30,288

(1)	These amounts represent the estimated fair value of stock options, measured at the date of grant using the Black-Scholes option-pricing model. There are four underlying assumptions in developing the grant valuations: an expected volatility of 61% to 117%, an expected term of exercise of two to four years, a risk free interest rate of approximately 3.0% to 3.7% and a dividend yield of 0%. The actual value, if any, an officer may realize will depend on the amount by which the stock price exceeds the exercise price on the date the option is exercised. Consequently, there is no assurance the value realized by an officer will be at or near the value estimated above. These amounts should not be used to predict stock performance.

(2)	Represents options granted in conjunction with 2003 annual evaluation. These options vest in equal 25% increments on the next four anniversaries of the option grant.

(3)	Represents a one-time special option grant in June 2004. These options vest in equal 25% increments on the next four anniversaries of the option grant.

(4)	Resigned effective March 18, 2005. No options have been exercised. Upon resignation, each employee has ninety days to exercise any vested and outstanding options.

(5)	Resigned effective February 11, 2005. No options have been exercised. Upon resignation, each employee has ninety days to exercise any vested and outstanding options.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     The following table sets forth certain information with respect to aggregate option exercises by the named executive officers in the fiscal year ended December 31, 2004 and with respect to the unexercised options held by the named executive officers as of December 31, 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Raymond P.Warrell, Jr. M.D	–	–	5,532,012	1,206,250	–	–
William P. Keane	–	–	62,500	117,500	–	–
Loretta M. Itri, M.D	–	–	237,500	482,500	–	–
Bruce A. Williams (2)	–	–	195,000	65,000	–	–
Stefan Grant, M.D., J.D. (3)	–	–	38,750	68,750	–	–

(1)	Calculated on the basis of the market value of the underlying securities as of December 31, 2004 ($1.76 per share), minus the exercise price, and excludes options approved in January 2005 as part of 2004 annual performance evaluation.

(2)	Resigned effective March 18, 2005.
(3)	Resigned effective February 11, 2005.

Equity Compensation Plan Information

     The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our equity compensation plans as of December 31, 2004.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans
approved by security
holders	11,018,155	$6.10	4,174,200

Equity compensation plans
not approved by security
holders (1)	–	–	–

(1)	None.

Employment Agreements

     Employment Agreement with Raymond P. Warrell, Jr., M.D.

     Pursuant to an employment agreement dated as of December 1, 2002 between Genta and Dr. Warrell and signed May 16, 2003, Dr. Warrell continues to serve as our Chairman and Chief Executive Officer. Dr. Warrell’s 2003 employment agreement will expire on December 31, 2005. Under his 2003 employment agreement, Dr. Warrell receives a base salary of $400,000 per annum with annual percentage increases equal to at least the Consumer Price Index for the calendar year preceding the year of the increase. In the event we terminate his employment without cause (as defined in the 2003 agreement) or Dr. Warrell terminates his employment for good reason (as defined in the 2003 agreement), Dr. Warrell becomes entitled to receive, as severance, the base salary he would have received during the twelve-month period following the date of termination. At the end of each calendar year, Dr. Warrell is eligible for an annual bonus ranging from 0% to 60% of annual base salary, subject to the achievement of agreed-upon goals and objectives. Dr. Warrell received (i) an initial option grant of 1,000,000 stock options, of which (a) 500,000 shares vest immediately in the event that the average share price exceeds $20.00 for seven consecutive trading days and (b) the remaining 500,000 shares vest immediately in the event that the average share price exceeds $30.00 for seven consecutive trading days; and is entitled to receive (ii) annual stock options for the purchase of up to 225,000 shares of Common Stock, depending upon the achievement of agreed-upon goals and objectives. Dr. Warrell continues to be entitled to any and all medical insurance, dental insurance, group health, disability insurance and other benefit plans, which are generally available to Genta’s senior executives.

     Employment Agreement with Loretta M. Itri, M.D.

     Pursuant to an employment agreement dated as of August 5, 2003, between Genta and Dr. Itri, Dr. Itri was appointed President, Pharmaceutical Development and Chief Medical Officer of Genta as of March 28, 2003. The employment agreement has an initial term of three years, beginning March 28, 2003 and continuing through March 27, 2006. The agreement provides for a base annual salary of $400,000, which may be reviewed annually for discretionary increases in a manner similar to other senior executives of the Company, and an annual cash bonus ranging from 0% to 50% of her base salary to be paid if mutually agreed-upon goals and objectives are achieved for the year. Dr. Itri was also granted an incentive stock option to purchase 300,000 shares of our Common Stock at an exercise price of $11.95 per share, one third of the shares to become exercisable upon the first FDA approval of Genasense®, one third of the shares to become exercisable upon FDA approval of Genasense® in any second indication, and one third of the shares to become exercisable upon FDA approval of Genasense® in any of the following indications: non-small cell lung cancer, breast, colorectal, prostate or non-Hodgkin’s Lymphoma.

Compensation Committee Interlocks and Insider Participation

     None of the members of our Compensation Committee had any “interlock” relationship to report during our fiscal year ended December 31, 2004.

REPORT OF THE COMPENSATION COMMITTEE

Overview

     The company seeks to achieve three objectives, which serve as guidelines in making compensation decisions:

  Providing a total compensation package which is competitive and, therefore, enables the company to attract and retain, on a long-term basis, high-caliber executive personnel;
  Integrating compensation programs with the company’s short-term and long-term strategic plan and business objectives; and
  Encouraging achievement of business objectives and enhancement of stockholder value by providing executive management long-term incentive through equity ownership.

     In making its compensation determinations, the Compensation Committee of the Board has relied, in part, on independent surveys and analyses of management compensation of executives of companies in the biotechnology and pharmaceutical industries (including companies in the NASDAQ Pharmaceutical Stock Index used in the Stock Price Performance Graph set forth on page twenty-four of this proxy statement) and recommendations of management. The Compensation Committee believes it has established executive compensation levels that are competitive with companies in the biotechnology and pharmaceutical industries when taking into account relative company size, stage of development, individual responsibilities and experience, individual and overall corporate performance and geographic location.

Components of Executive Compensation

     The company’s potential therapeutic products are in various stages of research and development, and limited revenues have as yet been generated from therapeutic product sales. As a result, the use of traditional performance standards, such as corporate profitability, is not believed to be appropriate in the evaluation of the performance of the company or its individual executives. The compensation of the company’s executive officers is based, in substantial part, on industry compensation practices as well as the achievement of individual objectives. Such objectives are established and modified as necessary to reflect changes in market conditions and other factors. Individual performance is measured by reviewing whether these objectives have been achieved.

     The company’s compensation package for executive officers generally consists of annual cash compensation and long-term compensation in the form of stock options. In light of the company’s stage of development, considerable emphasis is placed on equity-based compensation in an effort to preserve cash to finance the company’s research and development efforts.

Annual Cash Compensation

     Compensation levels for the company’s executive officers are determined in part through comparisons with companies of a similar size, stage of development and level of complexity in the biotechnology and pharmaceutical industries and other companies with which the company competes for personnel. In addition, the compensation level for each executive officer reflects an evaluation of the responsibilities required for each respective position, individual experience levels and individual performance and contributions toward achievement of the company’s business objectives. The compensation levels for the company’s executive officers are designed to be competitive within a range that the Compensation Committee determines to be reasonable in light of the aforementioned factors. The salary level of each executive officer is reviewed on an annual basis, and adjustments are made as deemed necessary.

Stock Options

     The Compensation Committee believes that by providing all full-time employees, including executive officers who have responsibility for the management and growth of the company, with an opportunity to obtain an equity interest in the company, the best interests of stockholders and the company’s employees will be closely aligned. Accordingly, all full-time employees, including executive officers, are eligible to receive stock option grants from time to time, giving them the right to purchase shares of the company’s Common Stock at a specified price.

Compensation of Executive Officers

     In making compensation decisions for the company’s fiscal year ended December 31, 2004, the Compensation Committee considered the importance to the company of retaining highly qualified key personnel due to the complex and technologically sophisticated nature of the company’s business. Bonus compensation was awarded to the company’s executive officers in an aggregate amount of $343,100. In 2004, Dr. Warrell received compensation pursuant to the terms of his employment agreement. In January 2005, the committee increased Dr. Warrell’s 2005 annual base salary to $430,000 but did not award him an annual bonus for 2004.

     This report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

Members of the Compensation Committee

Michael S. Weiss, Chairman Daniel D. Von Hoff, M.D. Douglas G. Watson

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is currently composed of three directors, each of whom is independent as defined under the NASDAQ rules, and operates under a written charter adopted by the Board. The members of our committee are Harlan J. Wakoff, Douglas G. Watson and Jerome E. Groopman, M.D. Among our other responsibilities, we recommend to the Board the selection of the company’s independent auditors.

     The Audit Committee has reviewed and discussed the consolidated financial statements with management and Deloitte & Touche LLP, the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Deloitte & Touche LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

     During the course of 2004, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Committee received periodic updates provided by management and Deloitte & Touche LLP at each regularly scheduled Committee meeting. At the conclusion of the process, management provided the Committee with and the Committee reviewed a report on the effectiveness of the Company’s internal control over financial reporting. The Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC, as well as Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2005.

     The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” In addition, Deloitte & Touche LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Deloitte & Touche LLP their firm’s independence.

Fees for independent auditors for fiscal years 2004 and 2003

     Set forth below are the fees billed for services rendered by Deloitte & Touche LLP in 2004 and 2003.

	2004	2003

Audit fees	$396,400	$376,875
Audit-related fees	–	233,873

Total Audit & Audit-related fees	396,400	610,748
Tax fees	38,030	48,160
All other fees	–	20,500

Total fees	$434,430	$679,408

     Audit fees consist of fees billed for services rendered for the audit of our financial statements, internal controls and review of our financial statements included in our quarterly reports on Form 10-Q and services provided in connection with other statutory or regulatory filings.

     Audit-related fees consist of fees billed for services with respect to accounting consultation and due diligence services related to potential acquisitions.

     Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice given to us.

     All other fees consist of fees billed for professional services related to the post-implementation review of a new financial information and accounting system implemented by the company in 2003.

     The Audit Committee pre-approved all Audit-related fees and Tax fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining Deloitte & Touche LLP’s independence.

Pre-approval policy of services performed by independent auditors

     The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chairperson when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date.

     Based upon our discussion with management and the independent auditors and our review of the representation of management and the report of the independent auditors to us, we recommended that the Board include the audited consolidated financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC, and that Deloitte & Touche LLP be appointed as the independent auditors for the company’s fiscal year ending December 31, 2005.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

Members of the Audit Committee

Harlan J. Wakoff, Chairman Douglas G. Watson Jerome E. Groopman, M.D.

SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS

     The following table sets forth as of March 31, 2005 certain information with respect to the beneficial ownership of our Common Stock (the only voting class outstanding), (i) by each director, (ii) by each of the named executive officers and (iii) by all officers and directors as a group. As of March 31, 2005, each share of Series A Preferred Stock was convertible at the option of the holder into approximately 8.4274 shares of Common Stock. Except as required by law or with respect to the creation or amendment of senior classes of Preferred Stock or creation of different series or classes of Common Stock, and in certain other instances, holders of Series A Preferred Stock do not have voting rights until such shares are converted into Common Stock. The conversion price and the numbers of shares of Common Stock issuable upon conversion of the Series A Preferred Stock may be adjusted in the future, based on the provisions in our Certificate of Incorporation, as amended.

Name and Address (1)	Number of Shares Beneficially Owned (2)		Percent of Class Beneficially Owned

Raymond P. Warrell, Jr., M.D	5,726,707	(3)	5.7%
William P. Keane	68,500	(4)	*
Loretta M. Itri, M.D	264,495	(5)	*
Bruce A. Williams	204,000	(6)	*
Stefan Grant, M.D., J.D	38,750	(7)	*
Jerome E. Groopman, M.D	56,000	(7)	*
Betsy McCaughey, Ph.D	117,334	(7)	*
Peter T. Tattle	33,000	(7)	*
Daniel D. Von Hoff, M.D	161,667	(7)	*
Harlan J. Wakoff	285,000	(7)	*
Douglas G. Watson	111,000	(8)	*
Michael S. Weiss	828,472	(9)	*
All Directors and Executive Officers as a
group	7,894,925	(10)	7.7%

*	Less than one percent (1%).

(1)	Unless otherwise indicated, the address of each named holder is in care of Genta Incorporated, Two Connell Drive, Berkeley Heights, NJ 07922.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options exercisable within 60 days of March 31, 2005 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3)	Consists of 194,695 shares of Common Stock and 5,532,012 shares of Common Stock issuable upon exercise of currently exercisable stock options. Excludes 26,995 shares of Common Stock beneficially owned by Dr. Warrell’s wife, Dr. Itri. Dr. Warrell disclaims beneficial ownership of such shares.

(4)	Consists of 6,000 shares of Common Stock and 62,500 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(5)	Consists of 26,995 shares of Common Stock and 237,500 shares of Common Stock issuable upon exercise of currently exercisable stock options. Excludes 194,695 shares of Commons Stock, beneficially owned by Dr. Itri’s husband, Dr. Warrell. Dr. Itri disclaims beneficial ownership of such shares.

(6)	Consists of 9,000 shares of Common Stock and 195,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(7)	Consists of shares of Common Stock issuable upon exercise of exercisable stock options.

(8)	Consists of 15,000 shares of Common Stock and 96,000 shares of Common Stock issuable upon exercise of exercisable stock options.

(9)	Consists of 555,138 shares of Common Stock and 273,334 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(10)	Consists of 806,828 shares of Common Stock and 6,219,220 shares of Common Stock issuable upon exercise of currently exercisable stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of March 31, 2005 certain information with respect to the beneficial ownership of our Common Stock (the only voting class outstanding) by each person known to us to beneficially own more than five percent of our outstanding Common Stock.

Name and Address	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned
Garliston Limited	6,665,498 (1)	7.0%
c/o Aventis Pharmaceuticals Inc.
300 Somerset Corporate Blvd
Bridgewater, NJ 08807

(1)	Aventis Pharmaceuticals, Inc. may be deemed to have shared voting and investment power over 6,665,498 shares of Common Stock held by Garliston Limited.

STOCK PERFORMANCE GRAPH

     The following graph compares the five-year cumulative total stockholder return (change in stock price plus reinvested dividends) of our Common Stock with the CRSP Total Return Index for the NASDAQ National Market (U.S. and foreign) and the CRSP Total Return Index for NASDAQ Biotechnology Index for the period from December 31, 1999 to December 31, 2004. The comparison assumes $100 was invested on December 31, 1999 in our Common Stock and the common stock of each of the foregoing indices and also assumes reinvestment of dividends.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock.

     To our knowledge based solely on a review of the copies of such reports furnished to us and the reporting persons’ representations to us that no other reports were required during the year ended December 31, 2004, our directors and officers and owners of more than ten percent of our Common Stock complied with their respective filing requirements under Section 16(a) on a timely basis.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

     The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2006 annual meeting of Stockholders called for a date within thirty days of May 11, 2006 pursuant to Rule 14a-8, “Shareholder Proposals,” of the SEC is December 30, 2005.

     Proposals of stockholders intended to be presented at the Company’s 2006 annual meeting of Stockholders called for a date within thirty days of May 11, 2006 and not be included in our proxy materials must comply with the advance notice provision in Section 3 of Article I of our by-laws. Except as set forth below, we must receive written notice not less than fifty days nor more than seventy-five days prior to the 2006 annual meeting. In the event that less than sixty-five days of notice or prior disclosure of the date of the meeting is given to our stockholders, we must receive written notice not less than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If notice is not received during the specified periods, the stockholder proposals will be deemed untimely.

     All stockholder proposals should be directed to our Corporate Secretary at our address listed on the top of page one of this proxy statement.

ANNUAL REPORT ON FORM 10-K

     We will provide without charge to each person solicited by this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to William P. Keane, our Senior Vice President, Chief Financial Officer and Corporate Secretary, at our address listed on the top of page one of this proxy statement.

By order of the Board of Directors,

/s/ RAYMOND P. WARRELL

Raymond P. Warrell, Jr., M.D. Chairman and Chief Executive Officer

Dated: April 29, 2005

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote “FOR” all the director nominees listed below and “FOR” Proposals 2 and 3.
1.	To elect directors.	FOR ALL NOMINEES (except as marked to the contrary)	WITHHOLD FROM ALL NOMINEES			FOR	AGAINST	ABSTAIN
				2.	To approve an amendment to the Company’s Non-Employee Directors’ 1998 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under the plan.	☐	☐	☐
		☐	☐
To withhold authority to vote for any nominee, write the number preceding the nominee’s name on the line below.						FOR	AGAINST	ABSTAIN
Withhold authority for: __________________________________________				3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.	☐	☐	☐
Director Nominees:
01 RAYMOND P. WARRELL, JR., M.D., 02 JEROME E. GROOPMAN, M.D., 03 BETSY MCCAUGHEY, PH.D., 04 PETER T. TATTLE, 05 DANIEL D. VON HOFF, M.D., 06 HARLAN J. WAKOFF, 07 DOUGLAS G. WATSON, 08 MICHAEL S. WEISS.

Signature _________________________________ Signature _________________________________ Date ______________
Please sign exactly as your name(s) appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/gnta Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Proxy Statement and the 2004 Annual Report
on the Internet at www.genta.com

GENTA INCORPORATED
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2005

     The undersigned stockholder of Genta Incorporated (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 29, 2005, and the undersigned revokes all prior proxies and appoints Raymond P. Warrell, Jr., M.D. and William P. Keane, and each of them, as proxies for the undersigned, each with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Hotel Westminster, 550 West Mount Pleasant Avenue, Livingston, NJ, at 11:00 a.m., local time, on June 23, 2005 and at any postponement or adjournment thereof, and the undersigned authorizes and instructs said proxies or their substitutes to vote as follows:

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE OF THIS CARD, “FOR” PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     Receipt of the Notice of Annual Meeting, the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 accompanying the same is hereby acknowledged.

     PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be dated and signed on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

You can now access your Genta Incorporated account online.

Access your Genta Incorporated stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Genta Incorporated, now makes it easy and convenient to get current information on your stockholder account.

View account status View certificate history View book-entry information	View payment history for dividends Make address changes Obtain a duplicate 1099 tax form Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

GENTA INCORPORATED

NON-EMPLOYEE DIRECTORS’ 1998 STOCK OPTION PLAN

(Amended and Restated Effective March 24, 2005)

1. Purpose

          The purpose of the Genta Incorporated Non-Employee Directors’ 1998 Stock Option Plan (the “Plan”) as amended and restated effective March 24, 2005, is to provide an incentive to those directors of Genta Incorporated (the “Company”) who are not employees of the Company to serve on the board of directors of the Company (the “Board”) and to maintain and enhance the Company’s long-term performance.

2. Administration

          The terms of the stock options to be awarded under the Plan are set forth herein and may not be varied other than by amendment of the Plan in accordance with Section 10. To the extent that any administrative action is required in connection with the Plan, such action shall be taken by the Board, whose determination in such case shall be final, binding and conclusive.

3. Shares Available for Awards

          The total number of shares of common stock of the Company, par value $.001 per share (“Common Stock”), which may be transferred upon the exercise of options granted under the Plan shall not exceed 3,800,000 shares plus the number of shares underlying the options referred to in Section 5(c) (as adjusted as provided therein). Such shares may be authorized and unissued shares, treasury shares or shares acquired by the Company for the purposes of the Plan. Any shares of Common Stock that are subject to a stock option under the Plan and that have not been transferred at the time such option is cancelled or terminated shall again be available for options under the Plan.

4. Persons Eligible for Stock Options

          Stock options shall be granted under the Plan only to persons who are members of the Board and are not employees of the Company or any subsidiary thereof (“Eligible Directors”).

5. Grant of Stock Options

          (a) Every option granted under the Plan shall be subject to the terms and conditions set forth in the Plan, and shall be evidenced by an option agreement, which shall not be inconsistent with the provisions of the Plan.

          (b) Repealed by March 22, 2001 amendment.

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          (c) Each Eligible Director serving as a director on May 28, 1998 shall be granted stock options to purchase the number of shares of Common Stock set forth below under the heading “Number of Initial Shares” at an exercise price of $.94375 per share (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock). The exercise price and number of shares subject to such stock options shall be subject to adjustment if the number of shares of Fairly-Diluted Common Stock (as defined below) as of February 26, 1999 (the “Adjustment Date”) is other than 44,725,266 shares (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock) as a result of any and all Covered Events (as defined below) occurring prior to such time, in which case (x) the number of shares of Common Stock covered by the stock option shall increase by a number of shares equal to the percentage set forth below under the caption “Applicable Percentage” of the number of shares of Fairly-Diluted Common Stock as of the Adjustment Date in excess of 44,725,266 that are attributable to Covered Events and (y) the per share exercise price shall be adjusted to equal the conversion price of the Company’s Series D Convertible Preferred Stock immediately after the Reset (as defined in the fifth paragraph of Subsection 4(a) of the Certificate of Designations for the Series D Convertible Preferred Stock, as amended from time to time) as modified by any contractual modification to such Reset agreed to by at least a majority of the holders of Series D Preferred Stock. “Fairly-Diluted Common Stock” shall mean, as of a specified date, the number of shares of Common Stock that would be outstanding on such date assuming (i) the conversion into Common Stock on such date of all preferred stock of the Company outstanding on May 28, 1998 or issuable upon exercise of warrants outstanding on May 28, 1998; and (ii) the exercise of all warrants of the Company outstanding on May 28, 1998 or contractually required to be issued pursuant to an agreement in effect on May 28, 1998, in each case having an exercise price per share of Common Stock of less than $2.00 on May 28, 1998 (subject to proportional adjustment for any stock split or reverse stock split of the Common Stock) including, but not limited to, any Penalty Warrants (as defined in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 1997) that may be issued. “Covered Events” mean any issuance of Penalty Warrants or alteration of the conversion price of the Series D Preferred Stock pursuant to the Reset referred to above or any contractual modification thereof.

Director	Number of Initial Shares	Applicable Percentage (%)
Drapkin	675,000	1.5
Cooper	337,500.75
Sandage	337,500.75
Kessel	75,000.167
Salomon	75,000.167
Stein	75,000.167
Wakoff	75,000.167
Weiss	75,000.167

          (d) Each person elected to the Board after March 22, 2001, and who upon such election qualifies as an Eligible Director, shall, upon such person’s election, be granted options to purchase 24,000 shares of Common Stock. The exercise price per share of Common Stock under each option granted under this subsection 5(d) shall be equal to Fair Market Value (as defined in subsection 6(a) of this Plan). Such options shall become exercisable in equal installments over a three-year period beginning on the first anniversary of the grant, provided that the optionee continues to be an Eligible Director at that time.

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          (e) Each member of the Board will be granted an annual option to purchase 20,000 shares of Common Stock at the first meeting of the Board they attend in person, or participate in, subject to the approval of the Chairman of the Board. The exercise price per share of Common Stock under each option granted under this subsection 5(e) shall be equal to Fair Market Value (as defined in subsection 6(a) of this Plan). Such options shall become exercisable immediately upon grant.

          (f) The Lead Director and each non-employee Chairperson of a Committee of the Board will be granted an annual option to purchase 5,000 shares at the first meeting of the Board held subsequent to the Annual Meeting of Stockholders. The exercise price per share of Common Stock under each option granted under this subsection 5(f) shall be equal to Fair Market Value (as defined in subsection 6(a) of this Plan). Such options shall become exercisable immediately upon grant.

6. Terms of Stock Options

          (a) The exercise price per share of Common Stock under each option granted under Sections 5(d), (e) and (f) shall be equal to the “Fair Market Value” per share of Common Stock on the date of option grant. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock on any day shall be as follows: (i) if the principal market for the Common Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market or SmallCap Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; (ii) if the Common Stock is actively traded but clause (i) does not apply, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or (iii) in the event that neither clause (i) or (ii) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Board. The exercise price of each option granted under Section 5(c) shall be $0.94375 per share, subject to adjustment as provided in Section 5(c).

          (b) Each option granted under the Plan shall have a term of ten years, and shall not be exercisable after the tenth anniversary of the date of grant.

          (c) Each option granted under Section 5(c) shall become exercisable in 16 substantially equal installments on the last day of each calendar quarter after October 1, 1997 provided that adjustments to the number of options contemplated by Section 5(c) shall be pro-rated as to vesting over the remaining quarterly periods after the adjustment. Each option granted under Section 5(d) shall become exercisable in equal installments over a three-year period beginning on the first anniversary of the grant. Each option granted under Sections 5(e) and (f) shall become exercisable immediately upon grant. An option may be exercised from time to time for all or part of the shares as to which it is then exercisable (but, in any event, only for whole shares).

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          (d) Notwithstanding the foregoing, the Board of Directors, in its discretion, may accelerate the date upon which any option granted under the Plan shall become exercisable to such earlier date as it deems appropriate by written amendment to the agreements evidencing the grant of such option.

7. Exercise of Options

          (a) An option shall be exercised by the filing of a written notice with the Company, on such form and in such manner, as the Company shall prescribe, accompanied by payment for the shares being purchased or such other documentation as the Board may prescribe. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; (ii) by delivery of shares of Common Stock (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Board and to the extent permitted by law, by such other method as the Board may authorize, including, without limitation, at the discretion of the Board, by the withholding of shares (valued at their Fair Market Value on the date of exercise) underlying the Option.

          (b) Promptly after receiving payment of the full option exercise price, the Company shall provide for the issuance to the Eligible Director, or to such other person as may then have the right to exercise the option, the shares of Common Stock for which the option has been exercised.

          (c) The holder of a stock option (or other person having the right to exercise the option) shall have none of the rights of a shareholder of the Company with respect to the shares subject to the option until i.) the issuance of a stock certificate to such person for such shares or ii.) the book-entry ownership is reflected for the nominee of such person who holds such shares in “street name.” Except as otherwise provided in Section 9, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such shares are issued.

8. Termination of Directorship; Change of Control

          (a) If an optionee’s membership on the Board terminates for any reason other than death, the optionee may exercise any outstanding option to the extent that the optionee was entitled to exercise it on the date of termination. Exercise must occur within six months after termination, except that the six-month period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the option.

          (b) If an optionee dies while serving on the Board, or during the period in which an option is exercisable pursuant to paragraph (a) of this Section 8, any outstanding option shall be exercisable to the extent that the optionee was entitled to exercise it on the date of death. Exercise must occur by the earlier of the first anniversary of death or the expiration date of the option. Such exercise shall be made only by the optionee’s executor or administrator, unless the optionee’s will specifically disposes of the option, in which case exercise shall be made only by the recipient of such specific disposition. If an optionee’s personal representative or the recipient of a specific disposition under the optionee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable agreement which would have applied to the optionee including, without limitation, the provisions of Section 11 hereof.

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          (c) Upon expiration of the applicable six-month or one-year period described in paragraph (a) or (b) of this Section 8, any unexercised option shall be null and void.

          (d) Upon the happening of a change in control (as hereinafter defined) notwithstanding any other provision of this Plan, any option granted under this Plan then outstanding shall become fully vested and immediately exercisable (i) upon the termination of the Eligible Director’s status as an Eligible Director as a result of the removal of such person from the Board (other than for cause) by shareholder action within one year of such change in control or (ii) in the case of any liquidation, sale, disposition or other transaction described in clause (D) of the next sentence, immediately upon the consummation of such liquidation, sale, disposition or other transaction. A “change in control” shall have occurred if: (A) any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (other than (i) the shareholders of the Company as of the effective date of the Plan (the “Current Shareholders”, such term to include their heirs or estates, or trusts or other entities the primary beneficiaries of which are the Current Shareholders or persons designated by them, (ii) the Company or any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities without the prior written consent of the Board; or (B) during any period of twenty-four (24) consecutive months, individuals who at the effective date of the Plan constitute the Board and any new director whose election by the Board or nomination for election by the Company shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or (C) the shareholders of the Company approve a merger or consolidation of the Company with any other company (other than a wholly-owned subsidiary of the Company), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in clause (A) above with the exceptions noted in said clause (A)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (D) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

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          (e) In the event of a merger or consolidation (“merger”) of the Company with or into any other corporation or entity (“successor corporation”), outstanding awards granted under this Plan shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this paragraph (e), an award shall be considered assumed if, for every share of Common Stock subject thereto immediately prior to the merger, the grantee has the right, following the merger, to acquire the consideration received in the merger transaction by holders of shares of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be acquired pursuant to the award, for each share of Common Stock subject thereto, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger. For purposes hereof, the term “merger” shall include any transaction in which another corporation acquires all of the issued and outstanding Common Stock of the Company.

9. Change in Capitalization

          In the event of any change in the Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, reclassification, merger, consolidation, split-up, combination, exchange of shares or the like, the Board shall appropriately adjust the number and kind of shares authorized for issuance under the Plan, the number of shares subject to each option then outstanding or subsequently granted under the Plan and the exercise price of each such option. The Board’s determination as to what, if any, adjustments shall be made shall be final, binding and conclusive on the Company and on all Eligible Directors who receive option grants under the Plan.

10. Amendment of the Plan

          (a) The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever; provided, however, that no such amendment shall impair any material rights or increase any material obligations under any option theretofore granted under the Plan without the consent of the optionee (or, after the optionee’s death, the person having the right to exercise the option). For purposes of this Section 10, any action of the Board that alters or affects the tax treatment of any option shall not be considered to materially impair any rights of any optionee.

          (b) Shareholder approval shall be required with respect to any amendment if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of any applicable law, rule or regulation.

          (c) Notwithstanding anything to the contrary contained in this Section 10, without the prior approval of the Company’s shareholders, any option issued under the Plan will not be repriced by (i) lowering the option exercise price of the previously granted option (other than pursuant to a corporate reorganization, merger or liquidation involving the assumption of such option), or (ii) the granting of a new option under the Plan with a lower exercise price than an option previously granted under the Plan within six (6) months before or after cancellation of such previously granted option.

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11. Restrictions

          (a) If the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any option under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board.

          (b) The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the optionee with respect to the disposition of shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

          (c) The Board may direct that i.) a stop order may be placed in effect with respect to shares issued pursuant to the Plan and ii.) any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

12. Nonassignability

          No award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

13. No Right to Re-election

          Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company’s shareholders, nor confer upon any Eligible Director the right to remain a member of the Board for any period of time or at any particular rate of compensation.

14. No Limitation on Corporate Actions

          This Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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15. Section Headings

          The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

16. Effective Date and Term of Plan

          The Plan was originally adopted by the Board on May 28, 1998 and was previously amended on September 19, 2002, and amended and restated on June 26, 2003. This amendment is effective March 24, 2005. Unless sooner terminated by the Board, the Plan shall terminate on the date when no more shares are available for transfer under the Plan. Options outstanding upon Plan termination shall continue in effect in accordance with their terms.

17. Governing Law

          All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

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GENTA INCORPORATED

1998 STOCK INCENTIVE PLAN

(Amended and Restated Effective September 14, 2004)

ARTICLE I
GENERAL

1.1 Purpose

          The purpose of the Genta Incorporated 1998 Stock Incentive Plan, as amended and restated effective September 14, 2004, (the “Plan”) is to provide for officers, other employees and directors of, and consultants to, Genta Incorporated (the “Company”) and its subsidiaries an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2 Administration

          1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Compensation Committee (the “Committee”) of the board of directors of the Company (the “Board”), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a “non-employee director” within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of “non-employee directors”. To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the “Code”), the members of the Committee shall be “outside directors” within the meaning of section 162(m).

          1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan; (b) to construe, interpret and implement the Plan and any plan agreements executed pursuant to Section 2.1; (c) to prescribe, or amend and rescind rules and regulations relating to the Plan, including rules governing its own operations; (d) to make all determinations necessary or advisable in administering the Plan; (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan; (f) to amend the Plan to reflect changes in applicable law; (g) to determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, Shares of Common Stock, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, canceled, forfeited or suspended; (h) to determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee; and (i) to determine whether, to what extent and under what circumstances the management of the day-to-day operations of the Plan and the functions of the Company with respect thereto, including, without limitation, processing of the exercise of options and holding and sales of option shares by grantees, shall be delegated to a registered broker-dealer or other qualified third party.

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          1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

          1.2.4 The determination of the Committee on all matters relating to the Plan or any plan agreement shall be final, binding and conclusive.

          1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

          1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, grant awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3 Persons Eligible for Awards

          Awards under the Plan may be made to such directors (including directors who are not employees), officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants, advisers and other independent contractors of the Company and its subsidiaries (collectively, “key persons”), as the Committee shall select in its discretion.

1.4 Types of Awards Under Plan

          Awards may be made under the Plan in the form of (a) incentive stock options (within the meaning of section 422 of the Code); (b) non-qualified stock options; (c) stock appreciation rights; (d) dividend equivalent rights; (e) restricted stock; (f) restricted stock units; and (g) other stock-based awards, all as more fully set forth in Article II. The term “award” means any of the foregoing. No incentive stock option (other than an incentive stock option that may be assumed or issued by the Company in connection with a transaction to which section 424(a) of the Code applies) may be granted to a person who is not an employee of the Company on the date of grant.

1.5 Shares Available for Awards

          1.5.1 Total shares available. The total number of shares of common stock of the Company, par value $0.001 per share (“Common Stock”), which may be transferred pursuant to awards granted under the Plan shall not exceed 18,500,000. Notwithstanding the foregoing, the total number of incentive stock options (as defined in Section 1.6.2) which may be granted may not exceed 12,500,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that a) a stop order may be placed in effect with respect to shares issued pursuant to the Plan and b) any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If, after the effective date of the Plan, any award is forfeited or any award otherwise terminates or is cancelled without the delivery of shares of Common Stock, then the shares covered by such award or to which such award relates shall again become available for transfer pursuant to awards granted or to be granted under this Plan. Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for awards under this Plan.

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          1.5.2 Individual Limit. The total number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any one employee of the Company or a subsidiary during any two-year period shall not exceed 8,000,000 shares.

          1.5.3 Adjustments. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding award, the number of shares available for awards, the number of shares that may be subject to awards to any one employee, and the price per share of Common Stock covered by each such outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein or in the applicable plan agreement, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. After any adjustment made pursuant to this Section 1.5.3, the number of shares subject to each outstanding award shall be rounded to the nearest whole number.

          1.5.4 Except as provided in this Section 1.5 and in Section 2.3.8, there shall be no limit on the number or the value of the shares of Common Stock that may be subject to awards to any individual under the Plan.

1.6 Definitions of Certain Terms

          1.6.1 The “Fair Market Value” of a share of Common Stock on any day shall be determined as follows.

               (a) If the principal market for the Common Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market or Small Cap Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

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               (b) If the Common Stock is actively traded but paragraph (a) does not apply, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

               (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.

          1.6.2 The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable plan agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “nonqualified stock option.”

          1.6.3 The term “employment” means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee’s association with the Company or a subsidiary as a director, consultant, adviser, other independent contractor or otherwise.

          1.6.4 A grantee shall be deemed to have a “termination of employment” upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan; (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan; and (c) when a change in a non-employee’s association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether a grantee’s termination of employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

          1.6.5 The term “cause,” when used in connection with termination of a grantee’s employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence of such an employment agreement provision, “cause” means: (a) conviction of any crime (whether or not involving the Company or its subsidiaries) constituting a felony in the jurisdiction involved; (b) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or its subsidiaries to public ridicule or embarrassment; (c) material violation of the Company’s or a subsidiary’s policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; or (d) serious neglect or misconduct in the performance of the grantee’s duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive.

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ARTICLE II
AWARDS UNDER THE PLAN

2.1 Agreements Evidencing Awards

          Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written agreement (“plan agreement”) which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only. The Committee may grant awards in tandem with or in substitution for any other award or awards granted under this Plan or any award granted under any other plan of the Company or any subsidiary. Payments or transfers to be made by the Company or any subsidiary upon the grant, exercise or payment of an award may be made in such form as the Committee shall determine, including cash, shares of Common Stock, other securities, other awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules established by the Committee. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan, the applicable plan agreement, and the determinations of the Committee.

2.2 No Rights as a Shareholder

          No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until a) the issuance of a stock certificate to such person for such shares or b) the book-entry ownership is reflected for the nominee of such person who holds such shares in “street name.” Except as otherwise provided in Section 1.5.3, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such shares are issued.

2.3 Grant of Stock Options, Stock Appreciation
      Rights and Reload Options

          2.3.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, “options”) to purchase shares of Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.

          2.3.2 The Committee may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

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          2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable plan agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the plan agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

          2.3.4 Each plan agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted (except as permitted in connection with the assumption or issuance of options in a transaction to which section 424(a) of the Code applies), and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

          2.3.5 Each plan agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

          2.3.6 The Committee may in its discretion include in any plan agreement with respect to an option (the “original option”) a provision that an additional option (the “additional option”) shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a plan agreement provides for the grant of an additional option, such agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

          2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

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          2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of five (5) years from the date it is granted.

2.4 Exercise of Options and Stock Appreciation Rights

          Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

          2.4.1 Unless the applicable plan agreement otherwise provides, an option or stock appreciation right shall become exercisable in four substantially equal installments, on each of the first, second, third and fourth anniversaries of the date of grant, and each installment, once it becomes exercisable, shall remain exercisable until expiration, cancellation or termination of the award.

          2.4.2 Unless the applicable plan agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe.

          2.4.3 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased or such other document that the Committee may prescribe. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable plan agreement provides otherwise, by delivery of shares of Common Stock (which, if acquired pursuant to exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other method as the Committee may from time to time prescribe.

          2.4.4 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), provide for the issuance of the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee’s stockbroker.

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2.5 Termination of Employment; Death

          2.5.1 Except to the extent otherwise provided in Section 2.5.2 or 2.5.3 or in the applicable plan agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee’s employment for any reason (including death).

          2.5.2 Except to the extent otherwise provided in the applicable plan agreement, if a grantee’s employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within ninety (90) days after employment terminates, except that this ninety day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the plan agreement. In the case of an incentive stock option, the term “disability” for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(6) of the Code.

          2.5.3 Except to the extent otherwise provided in the applicable plan agreement, if a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee’s awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee’s death or the expiration date of the award. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable plan agreement which would have applied to the grantee.

2.6 Grant of Restricted Stock

          2.6.1 The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a plan agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

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          2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee’s name a certificate or certificates for the shares of Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the non-transferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable plan agreement.

          2.6.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable plan agreement.

          2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable plan agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the non-transferability of the restricted stock shall lapse. Unless the applicable plan agreement provides otherwise, additional shares of Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

          2.6.5 During the 120 days following termination of the grantee’s employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee’s estate) the lesser of (a) the Fair Market Value of the shares, or (b) any amount paid by the grantee for such shares.

2.7 Grant of Restricted Stock Units

          2.7.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

          2.7.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee’s employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled.

          2.7.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

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2.8 Other Stock-Based Awards

          The Committee may grant other types of stock-based awards (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.9 Grant of Dividend Equivalent Rights

          The Committee may in its discretion include in the plan agreement with respect to any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a plan agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.10 Right of Recapture

          2.10.1 If at any time within one year after the date on which a participant exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a “realization event”), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the realization event shall be paid by the participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

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ARTICLE III
MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards

          3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

          3.1.2 Shareholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

          3.1.3 Except as otherwise provided in Section 3.1.4 hereof, the Committee may amend any outstanding plan agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

          3.1.4 Notwithstanding anything to the contrary contained in Section 3.1.3 hereof, without the prior approval of the Company’s shareholders, any option issued under the Plan will not be repriced by (i) lowering the option exercise price of the previously granted option (other than pursuant to a corporate reorganization, merger or liquidation involving the assumption of such option), or (ii) the granting of a new option under the Plan with a lower exercise price than an option previously granted under the Plan within six (6) months before or after cancellation of such previously granted option.

3.2 Tax Withholding

          3.2.1 As a condition to the receipt of any shares of Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

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          3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, unless otherwise specified in the applicable plan agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares up to an amount that does not exceed the grantee’s minimum applicable withholding tax rate for federal (including, without limitation, FICA tax) or other governmental tax liabilities.

3.3 Restrictions

          3.3.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

          3.3.2 The term “consent” as used herein with respect to any plan action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4 Nonassignability

          Except to the extent otherwise provided in the applicable plan agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.5 Requirement of Notification of
      Election Under Section 83(b) of the Code

          If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6 Requirement of Notification Upon Disqualifying
      Disposition Under Section 421(b) of the Code

          If any grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

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3.7 Change in Control, Dissolution, Liquidation, Merger

          3.7.1 For purposes of this Section 3.7, a “change in control” shall have occurred if:

               (a) any “person”, as such term is used in Sections 13(d) and 14(d) of the 1934 Act other than (i) the Current Shareholders of the Company as of the effective date of the Plan (the “Current Shareholders”, such term to include their heirs or estates, or trusts or other entities the primary beneficiaries of which are the Current Shareholders or persons designated by them), (ii) the Company or any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities without the prior written consent of the Committee or the Board; or

               (b) during any period of twenty-four (24) consecutive months, individuals who at the effective date of the Plan constitute the Board and any new director whose election by the Board or nomination for election by the Company shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (c) the shareholders of the Company approve a merger or consolidation of the Company with any other company (other than a wholly-owned subsidiary of the Company), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in Section 3.7.1(a) above with the exceptions noted in section 3.7.1(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

               (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

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          3.7.2 Upon the happening of a change in control:

               (a)  except as otherwise provided in Section 3.7.2 (c) below, notwithstanding any other provision of this Plan, any option or stock appreciation right then outstanding shall become fully vested and immediately exercisable upon the subsequent termination of employment of the grantee by the Company or its successors without cause within one year of such change in control unless the applicable plan agreement expressly provides otherwise; and

               (b) to the fullest extent permitted by law, the Committee may, in its sole discretion, amend any plan agreement in such manner as it deems appropriate, including, without limitation, by amendments that advance the dates upon which any or all outstanding awards of any type shall terminate.

               (c) notwithstanding the provisions of Section 3.7.2 (a) above, and subject to the provisions of Section 2.5 above, in the event of a change in control on or before December 31, 2005, any option or stock appreciation right then outstanding shall become fully vested and immediately exercisable upon such change in control unless the applicable plan agreement expressly provides otherwise.

          3.7.3 In the event of the proposed dissolution or liquidation of the Company, all outstanding awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, accelerate the date on which any award becomes exercisable or fully vested and/or declare that any award shall terminate as of a specified date.

          3.7.4 In the event of a merger or consolidation (“merger”) of the Company with or into any other corporation or entity (“successor corporation”), outstanding awards shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion, to accelerate the date on which an award becomes exercisable or fully vested. In the absence of an assumption or substitution of awards, awards shall, to the extent not exercised, terminate as of the date of the closing of the merger. For the purposes of this Section 3.7.4, an award shall be considered assumed if, for every share of Common Stock subject thereto immediately prior to the merger, the grantee has the right, following the merger, to acquire the consideration received in the merger transaction by holders of shares of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be acquired pursuant to the award, for each share of Common Stock subject thereto, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger. For purposes hereof, the term “merger” shall include any transaction in which another corporation acquires all of the issued and outstanding Common Stock of the Company.

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3.8 Right of Discharge Reserved

          Nothing in the Plan or in any plan agreement shall confer upon any grantee the right to continue in the employ of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate such employment.

3.9 Nature of Payments

          3.9.1 Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

          3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or of any subsidiary or under any agreement with the grantee, unless such plan or agreement specifically provides otherwise.

3.10 Non-Uniform Determinations

          The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11 Other Payments or Awards

          Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Section Headings

          The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13 Effective Date and Term of Plan

          3.13.1 The Plan was originally adopted by the Board on May 28, 1998 (the “effective date”) and was previously amended and restated on March 21, 2002, September 19, 2002 and March 19, 2004. This amendment and restatement of the Plan is effective September 14, 2004.

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          3.13.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the day before the tenth anniversary of the effective date of the Plan, and no incentive stock option awards shall thereafter be made under the Plan. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable plan agreements.

3.14 Governing Law

          All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

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